Exhibit 10(z)(5)

EXECUTION COPY

FIFTH AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Fifth Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of September 26, 2006 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), and (v) Richardson Sweden Holding AB, a Swedish corporation (the “Krona-Borrower”) and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), JP Morgan Bank, N.A., London Branch, as Eurocurrency Agent (the “Eurocurrency Agent”), JPMorgan Chase Bank, N.A., Toronto Branch as Canada Agent (the “Canada Agent”), JPMorgan Chase Bank, N.A., Tokyo Branch as Japan Agent (the “Japan Agent”) JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA as administrative agent (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”) and JPMorgan Chase Bank, N.A., through its International Booking Facility (IBF) Branch (the “New Japan Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as amended from time to time, the “Agreement”);

WHEREAS, the Borrowers, the Lenders and the Funding Agents desire to, among other things, amend the Credit Agreement in order to appoint the New Japan Agent as the Japan Agent and to revise in certain respects provisions for the making of Advances denominated in Japanese Yen;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. (a) Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement, as amended hereby.

2. Amendments.

(a) The definitions contained in Section 1.1 of the Agreement of “TIBOR Advance,” “TIBOR Interest Period,” and “TIBOR Rate” are hereby deleted in their entirety and replaced, in appropriate alphabetical order in said Section, as follows:

“LIBOR Euroyen Advance” means any Advance denominated in Japanese Yen and bearing interest at the LIBOR Euroyen Rate.

“LIBOR Euroyen Interest Period” means, with respect to a LIBOR Euroyen Advance, a period of one, two, three or six months commencing on a Business Day selected by the Japan Borrower, in each case subject to availability. Such LIBOR Euroyen Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such month, such LIBOR Euroyen Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a LIBOR Euroyen Interest Period would otherwise end on a day which is not a Business Day, such LIBOR Euroyen Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such LIBOR Euroyen Interest Period shall end on the immediately preceding Business Day.

“LIBOR Euroyen Rate” means for the relevant LIBOR Euroyen Interest Period, the sum of (i) the applicable London interbank offered rate for deposits in JPY appearing on Dow Jones Markets (Telerate) Page 3750 as of 11:00 a.m. London time two Business Days prior to the first day of such LIBOR Euroyen Interest Period, and having a maturity equal to such LIBOR Euroyen Interest Period; plus (ii) the rate determined by the Japan Agent to represent its costs of compliance with liquidity, reserve or similar requirements imposed by any relevant authority; plus (iii) the Applicable Margin. If such screen rate is unavailable, the LIBOR Euroyen Interest Rate for the relevant LIBOR Euroyen Interest Period shall instead be the rate reported to the Japan Agent to be the rate reported to the Japan Agent by the Reference Lender as the rate at which such Reference Lender offers to place deposits in JPY, with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) on the first Business Day of such LIBOR Euroyen Interest Period, in the approximate amount of such Reference Lender’s relevant Loan and having a maturity equal to such LIBOR Euroyen Interest Period.

(b) All references in the Agreement, the Exhibits thereto and the Documents to “TIBOR Advance,” “TIBOR Interest Period,” and “TIBOR Rate,” or terms of like import, shall be replaced by, respectively, references to “LIBOR Euroyen Advance,” “LIBOR Euroyen Interest Period,” and “LIBOR Euroyen Rate.”

(c) All references in the Agreement, the Exhibits thereto and the Documents to “JPMorgan Chase Bank, N.A., Tokyo Branch,” “Bank One, NA, Tokyo Branch” and

terms of like import shall be replaced by references to “JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch.”

(d) The definition of “Business Day” contained in Section 1.1 is amended to replace the reference to “Tokyo” in the third line thereof with reference to “Nassau, Bahamas.”

(e) Section 2.6 is amended to replace the reference to “Tokyo” in the eleventh line thereof with reference to “Nassau, Bahamas.”

(f) Richardson Sweden Holding AB shall no longer be a Borrower under the Agreement, nor shall it remain a party thereto.

3. Successor Agent Upon the effectiveness of this Amendment, the New Japan Agent shall become the Japan Agent under the Agreement and the Documents and shall become a Japan Lender under the Agreement. JPMorgan Bank, N.A., Tokyo Branch shall have no further responsibilities as Japan Agent, nor as a Japan Lender, it being understood that it will be succeeded in these respective roles by JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch. The Borrowers, the Lenders, the Funding Agents and the Administrative Agent hereby each waive any right to prior notice of such succession under the Agreement. For purposes of the Agreement and all other Documents, the address for JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch in its capacity as a Japan Lender and as Japan Agent shall be as set forth beneath its signature hereto.

4. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A current certificate of incumbency in respect of the US-Borrower, certified by the Secretary of the US-Borrower indicating incumbent officers of the US-Borrower and showing specimen signatures therefor;

(c) The representations and warranties contained in Section 5 of this Amendment shall be true and correct in all material respects; and

(d) Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

5. Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated thereby and the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement, as amended hereby, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof; and

(d) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

6. Acknowledgement and Reaffirmation. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement.

7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

8. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

BY:
TITLE:

BURTEK SYSTEMS, INC.

BY:
TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.

BY:
TITLE:

RICHARDSON ELECTRONICS LIMITED

BY:
TITLE:

RESA, SNC

BY:
TITLE:

RICHARDSON ELECTRONIQUE SNC

BY:
TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.

BY:
TITLE:

RICHARDSON ELECTRONICS GMBH

BY:
TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.

BY:
TITLE:

RICHARDSON SWEDEN HOLDING AB

BY:
TITLE:

RICHARDSON ELECTRONICS KK

BY:
TITLE:

FUNDING AGENTS:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

JP MORGAN CHASE BANK, N.A., London Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its Tokyo Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:
TITLE:

For notices related to funds transfers:

1111 FANNIN STREET, FLOOR 9

MAIL CODE TX2-F333

HOUSTON, TEXAS 77002-6925

FAX: 713 374 4312

ATTN: MARCIA P GREEN-ALLEYNE

For all other notices:

JPMORGAN CHASE BANK, N.A.

120 S. LaSalle Street

IL1-1207

Chicago, Illinois 60603-3400

FAX: 312-661-0755

ATTN: Michelle A. Otten

LENDERS:

HARRIS N.A. (f/k/a HARRIS TRUST AND SAVINGS BANK)

BY:
TITLE:

BANK OF MONTREAL, Toronto Branch

BY:
TITLE:

BANK OF MONTREAL, London Branch

BY:
Title:

NATIONAL CITY BANK, Canada Branch

BY:
TITLE:

NATIONAL CITY BANK, SUCCESSOR BY MERGER TO NATIONAL CITY BANK OF THE MIDWEST

BY:
TITLE:

LASALLE BANK NATIONAL ASSOCIATION

BY:
TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

By:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its Tokyo Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

JP MORGAN EUROPE LIMITED

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:
TITLE:

For notices related to funds transfers:

1111 FANNIN STREET, FLOOR 9

MAIL CODE TX2-F333

HOUSTON, TEXAS 77002-6925

FAX: 713 374 4312

ATTN: MARCIA P GREEN-ALLEYNE

For all other notices:

JPMORGAN CHASE BANK, N.A.

120 S. LaSalle Street

IL1-1207

Chicago, Illinois 60603-3400

FAX: 312-661-0755

ATTN: Michelle A. Otten